                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 6, 2002



                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



              001-10435                           06-0633559
      (Commission File Number)           (IRS Employer Identification
                                                   Number)



             ONE LACEY PLACE, SOUTHPORT, CONNECTICUT   06490
            (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (203) 259-7843


                                   Page 1 of 4

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ITEM 5.     OTHER EVENTS

      On July 8, 2002, Sturm, Ruger & Company, Inc. issued a press release announcing that William Batterman Ruger, founder and Chairman Emeritus of the Company, died on July 6, 2002, at age 86. For further information, stockholders and other interested parties are referred to the Company's press release dated July 8, 2002, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENT, PRO FORMA
            FINANCIAL INFORMATION AND EXHIBITS.

                 Exhibit               Description
                 -------               -----------

                  99.1               Press release dated July 8, 2002





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     STURM, RUGER & COMPANY, INC.





                                     By:  /s/  Erle G. Blanchard
                                          -----------------------------------
                                          Name:  Erle G. Blanchard
                                          Title: Principal Financial Officer,
                                                 Vice Chairman, President,
                                                 Chief Operating Officer,
                                                 Treasurer and Director

Date:  July 9, 2002


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